THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

Supplement to Statement of Additional Information
Dated December 31, 2001

        Effective January 1, 2002, Lutheran Brotherhood, the indirect parent company of Lutheran Brotherhood Research Corp. (“LBRC”), merged with and into Aid Association for Lutherans (“AAL”).

        As a result of the merger, LBRC is an indirect subsidiary of AAL and will continue to serve as the investment adviser to each of the Funds.

The date of this Supplement is January 2, 2002.

Please include this supplement with your Statement of Additional Information.